UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 11, 2005

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

211 Somerville Road, Route 202 North, Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 470-2800

Former name or former address if changed since last report:  no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.

FORM 8-K

INDEX

Item	Description

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Item 1.01 Entry into Material Definitive Agreement

On March 11, 2005, the Board of Directors of Bioject Medical Technologies, Inc. (the “Company”) granted awards of restricted stock units under the Company’s Restated 1992 Stock Incentive Plan to each of James O’Shea, the Company’s President and Chief Executive Officer, John Gandolfo, the Company’s Chief Financial Officer, and Michael Redmond, the Company’s Senior Vice President of Business Development.  Messrs.  O’Shea, Gandolfo and Redmond received awards of 55,000, 50,000 and 30,000 units, respectively.  Each unit entitles the recipient to receive one share of the Company’s common stock.  The units vest annually over three years from the date of grant.  The grants were made pursuant to the Company’s form of Restricted Stock Unit Grant Agreement, which is filed as Exhibit 10 hereto.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

10                                    Form of Restricted Stock Unit Grant Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2005	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ JOHN GANDOLFO
John Gandolfo
Chief Financial Officer and Vice President of Finance